Exhibit 32.1

        Certification under Section 906 of the Sarbanes-Oxley Act of 2002

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Henry E. Gemino, as Chief Executive Officer and Chief Financial Officer, of Profile Technologies, Inc., hereby certify that the Quarterly Report on Form 10-QSB for the quarter ended September 30, 2007 (the "Quarterly Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Profile Technologies, Inc.


Date:  November 9, 2007                          /s/ Henry E. Gemino
                                                 -------------------------------
                                                 Henry E. Gemino
                                                 Chief Executive Officer and
                                                 Chief Financial Officer